Exhibit 10.16.2

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

RENEWAL, EXTENSION AND AMENDMENT AGREEMENT

STATE OF NEW MEXICO §
§
COUNTY OF EDDY §

1. This Renewal, Extension and Amendment Agreement renews, extends and amends that certain Deed of Trust and Security Agreement, dated April 1, 2013, recorded in Book 929, page 718, Official Records, Eddy County, New Mexico, from SRP Artesia, LLC ("Grantor") to Jeffrey D. Hewett, Trustee for the benefit of FirstCapital Bank of Texas, N.A. ("Beneficiary"), covering real property located in Eddy County, New Mexico, more particularly described therein (the "Deed of Trust"), .

2. Beneficiary, as the Holder and Owner of the obligation secured by the Deed of Trust has agreed with Grantor to (i) amend Section 1.1 of the Deed of Trust to reflect the obligation currently secured by the Deed of Trust, and (ii) renew and extend the Deed of Trust, as amended.

<u>AGREEMENT</u>

Therefore, Beneficiary and Grantor hereby agree to:

(a) Amend the description of the Note described in Section 1.2 of the Deed of Trust to read as follows:

<u>Term Note</u>. That certain **Term Promissory Note** dated July 23, 2018, executed by Grantor and payable to the order of Beneficiary, in the original principal amount of **$266,048.29**, **finally maturing on July 23, 2033**, bearing interest as specified therein, being payable as provided therein at Beneficiary's office in Midland, Texas, or at such other office as Beneficiary shall direct in writing and, if not sooner matured (by acceleration or otherwise), as the same may be supplemented, amended, modified, extended, and renewed (being referred to herein as the "Note"), which Note has been given in renewal and extension of that certain Term Promissory Note dated April 1, 2013, in the original principal amount of $314,500.00, payable by SRP Artesia, LLC to FirstCapital Bank of Texas, N.A., as modified by that certain Modification Agreement dated May 31, 2018, between Grantor and Beneficiary;

(b) renew and extend the Deed of Trust, as herein amended, and

(c) ratify and confirm the lien of the Deed of Trust as herein amended.

<u>FINAL NOTICE</u>

"THIS RENEWAL, EXTENSION AND AMENDMENT AGREEMENT, THE NOTE, AND ALL OTHER LOAN PAPERS EXECUTED SUBSTANTIALLY CONCURRENTLY HEREWITH TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES."

"THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES."

Effective the 23rd day of July, 2018, but executed the day of acknowledgment.

SRP ARTESIA, LLC
By: Shadow Retail Partners, LP, Sole Member
By: Cibolo Creek Partners, LLC, General Partner of the Sole Member

By: ____________________
B. J. Parrish, Vice President

GRANTOR

FIRSTCAPITAL BANK OF TEXAS

By: ____________________
Rick Mitchell, Senior Vice President

BENEFICIARY

THE STATE OF TEXAS §
§
COUNTY OF MIDLAND §

This instrument was acknowledged before me on the 24 day of July, 2018, by **B. J. Parrish, Vice President of Cibolo Creek Partners, LLC, the General Patner of Shadow Retail partners, LP, the sole member of SRP Artesia, LLC, a** Texas limited liability company, on behalf of said company.

P. DILLARD
MY COMMISSION EXPIRES
January 19, 2019

Notary Public, State of Texas

THE STATE OF TEXAS §
§
COUNTY OF MIDLAND §

This instrument was acknowledged before me on the 24 day of July, 2018, by **Rick Mitchell, Senior Vice President** of **FIRSTCAPITAL BANK OF TEXAS, N.A.**, a national banking association, on behalf of said association.

SHAIDA LUCERO
Notary Public, State of Texas
Comm. Expires 02-15-2021
Notary ID 129307604

Notary Public, State of Texas